Prepayments, Deposits and Other Current Assets - Schedule of Prepaid Expenses and Other Current Assets (Details) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Prepaid Expense and Other Assets, Current [Abstract]
Deposits to software developer	$ 3,353	$ 0
Cash due from the issuance	0	2,831
Prepaid service fee	188	63
Other current assets	75	74
Total	$ 3,616	$ 2,968